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                                                                    Exhibit 23.1

                         Consent of Independent Auditors


      We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 18, 2003, in the Registration Statement (Form S-1 Amendment No. 9 No. 333-108781) and related Prospectus of Eyetech Pharmaceuticals, Inc. dated January 29, 2004.


                                                           /s/ Ernst & Young LLP


MetroPark, New Jersey
January 29, 2004